SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Liberty Acquisition Holdings Corp.

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On or about November 15, 2010, the following letters, as applicable, were mailed to stockholders and warrantholders of Liberty Acquisition Holdings Corp. (“Liberty”) from whom Liberty has not received proxies as of such mailing date in connection with its special meetings of stockholders and warrantholders to be held on November 24, 2010.

LIBERTY ACQUISITION HOLDINGS CORP.
IMPORTANT REMINDER — BUSINESS COMBINATION VOTE
PLEASE VOTE YOUR PROXY TODAY
November 15, 2010
Dear Stockholder:
We have previously mailed you proxy materials in connection with the Special Meeting of Stockholders of Liberty Acquisition Holdings Corp., to be held on November 24, 2010. According to our latest records, we have not yet received your proxy for this important meeting. Your vote is important. Telephone and Internet voting are available for your convenience.
At the special meeting, stockholders are being asked to consider and vote to approve a business combination by the approval and adoption of a business combination agreement that Liberty has entered into with Promotora de Informaciones, S.A., Spain’s largest media conglomerate, as more fully described in the proxy statement that you should have previously received.
At the special meeting of stockholders, Liberty will also ask its stockholders to approve (i) a change in Liberty’s state of incorporation from Delaware to Virginia by means of a merger of Liberty into a wholly owned Virginia subsidiary as the first step of the business combination, (ii) a proposal to dissolve Liberty in accordance with Delaware law and approve a proposed plan of distribution in, or substantially in, the form attached to the proxy statement (which proposal may be abandoned by Liberty’s board of directors, notwithstanding approval of such proposal by Liberty’s stockholders) and (iii) a proposal to authorize the adjournment of the special meeting to a later date or dates, if necessary, under certain circumstances, in each case as more fully described in the proxy statement.
In order to complete the business combination, at least a majority of the shares of Liberty common stock issued and outstanding as of the record date must be voted for both the reincorporation proposal and the business combination proposal. However, if holders of 30% or more of the shares issued in Liberty’s initial public offering vote such shares against the business combination proposal and validly elect redemption of their shares for a pro rata portion of the trust account in which a substantial portion of the proceeds of Liberty’s initial public offering are held, then Liberty will not be able to consummate the business combination, regardless of whether a majority of the outstanding shares of Liberty common stock vote in favor of the business combination proposal. Accordingly, please vote your proxy today without further delay.
Our board of directors has unanimously determined that the business combination agreement is advisable, fair to and in the best interests of Liberty and its stockholders and unanimously recommends that Liberty stockholders vote “FOR” the reincorporation proposal, “FOR” the business combination proposal, “FOR” the liquidation proposal and “FOR” the stockholder adjournment proposal.
If you have any questions or need assistance voting your proxy, please call D. F. King & Co., Inc., which is assisting us, toll-free at (800) 659-6590.
Thank you for voting and for your cooperation and continued support.
Cordially,

Nicolas Berggruen
President and Chief Executive Officer

Additional Information
On October 26, 2010, in connection with the proposed business combination between Prisa and Liberty, Liberty filed a definitive proxy statement for the proposed business combination and warrant amendment that also constitutes a prospectus of Prisa. The definitive proxy statement/prospectus, among other things, reflects the terms of the Amended and Restated Business Combination Agreement entered into among Prisa, Liberty and Liberty Acquisition Holdings Virginia Corp. on August 4, 2010 (as further amended, the “Amended and Restated Business Combination Agreement”).
Liberty has mailed the definitive proxy statement/prospectus to its stockholders and warrantholders as of the close of business on October 25, 2010 for voting on the proposed business combination and proposed warrant amendment. Liberty stockholders and warrantholders are urged to read the definitive proxy statement/prospectus, because it contains important information regarding Liberty, Prisa, the proposed business combination, the proposed warrant amendment and related matters.
Stockholders and warrantholders may obtain a copy of the definitive proxy statement/prospectus, and any other documents filed by Liberty or Prisa with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to Liberty, 1114 Avenue of the Americas, 41st floor, New York, New York 10036, or by calling Liberty at (212) 380-2230. Prisa has also filed certain documents with the Spanish Comisión Nacional del Mercado de Valores (the “CNMV”) in connection with its shareholders’ meeting to be held in connection with the proposed business combination, which are available on the CNMV’s website at www.cnmv.es.
Prisa and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination and from the warrantholders of Liberty in connection with the proposed warrant amendment. Information regarding the special interests of these directors and executive officers in the business combination is included in the definitive proxy statement/prospectus and the other relevant documents filed with the SEC.
Liberty and its directors and officers may be deemed to be participants in the solicitation of proxies from Liberty’s stockholders in respect of the proposed business combination and from the warrantholders of Liberty in connection with the proposed warrant amendment. Information regarding the officers and directors of Liberty is available in Liberty’s definitive proxy statement/prospectus and the other relevant documents filed with the SEC.

LIBERTY ACQUISITION HOLDINGS CORP.
IMPORTANT REMINDER — BUSINESS COMBINATION VOTE PLEASE VOTE
YOUR PROXY TODAY
November 15, 2010
Dear Warrantholder:
We have previously mailed you proxy materials in connection with the Special Meeting of Warrantholders of Liberty Acquisition Holdings Corp., to be held on November 24, 2010. According to our latest records, we have not yet received your proxy for this important meeting. Your vote is important. Telephone and Internet voting are available for your convenience.
At the special meeting, warrantholders are being asked to approve and consent to a proposal to amend the warrant agreement which governs the terms of all of Liberty’s outstanding warrants in connection with Liberty’s consummation of the transactions contemplated by the amended and restated business combination agreement dated as of August 4, 2010 among Promotora de Informaciones, S.A., Liberty and Liberty Acquisition Holdings Virginia, Inc. (as amended and as it may be further amended from time to time), as more fully described in the proxy statement that you should have previously received.
The approval of the warrant amendment proposal is a condition to consummate the transactions contemplated by the amended and restated business combination agreement and requires the written consent of the registered holders of at least a majority of Liberty’s warrants issued and outstanding as of the record date. Accordingly, please vote your proxy today without further delay.
Our board of directors has determined that the proposed amendment of the warrant agreement is in the best interests of Liberty and its warrantholders and unanimously recommends that you vote “FOR” the warrant amendment proposal and thereby consent to the amendments.
If you have any questions or need assistance voting your proxy, please call D. F. King & Co., Inc., which is assisting us, toll-free at (800) 659-6590.
Thank you for voting and for your cooperation and continued support.
Cordially,

Nicolas Berggruen
President and Chief Executive Officer

Additional Information
On October 26, 2010, in connection with the proposed business combination between Prisa and Liberty, Liberty filed a definitive proxy statement for the proposed business combination and warrant amendment that also constitutes a prospectus of Prisa. The definitive proxy statement/prospectus, among other things, reflects the terms of the Amended and Restated Business Combination Agreement entered into among Prisa, Liberty and Liberty Acquisition Holdings Virginia Corp. on August 4, 2010 (as further amended, the “Amended and Restated Business Combination Agreement”).
Liberty has mailed the definitive proxy statement/prospectus to its stockholders and warrantholders as of the close of business on October 25, 2010 for voting on the proposed business combination and proposed warrant amendment. Liberty stockholders and warrantholders are urged to read the definitive proxy statement/prospectus, because it contains important information regarding Liberty, Prisa, the proposed business combination, the proposed warrant amendment and related matters.
Stockholders and warrantholders may obtain a copy of the definitive proxy statement/prospectus, and any other documents filed by Liberty or Prisa with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to Liberty, 1114 Avenue of the Americas, 41st floor, New York, New York 10036, or by calling Liberty at (212) 380-2230. Prisa has also filed certain documents with the Spanish Comisión Nacional del Mercado de Valores (the “CNMV”) in connection with its shareholders’ meeting to be held in connection with the proposed business combination, which are available on the CNMV’s website at www.cnmv.es.
Prisa and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination and from the warrantholders of Liberty in connection with the proposed warrant amendment. Information regarding the special interests of these directors and executive officers in the business combination is included in the definitive proxy statement/prospectus and the other relevant documents filed with the SEC.
Liberty and its directors and officers may be deemed to be participants in the solicitation of proxies from Liberty’s stockholders in respect of the proposed business combination and from the warrantholders of Liberty in connection with the proposed warrant amendment. Information regarding the officers and directors of Liberty is available in Liberty’s definitive proxy statement/prospectus and the other relevant documents filed with the SEC.